June 13, 2005


EDGAR FILING

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

     Re:     Viking Mutual Funds:
             1933 Act File No. 333-77993
             1940 Act File No. 811-9277

Dear Sir or Madam:

     Transmitted herewith for filing pursuant to Rule 497(e) under the Securities Act of 1933, as amended, is a supplement dated June 13, 2005 to the current Statement of Additional Information of the above-named registrant, dated April 29, 2005.

     Please contact me at (701) 852-1264 if you have any questions about this filing.

                              Sincerely,


                              Douglas P. Miller


Enclosure




                             VIKING MUTUAL FUNDS


Supplement to the Statement of Additional Information dated April 29, 2005


* persons purchasing Fund shares using redemption proceeds from the sale of shares of another mutual fund if (1) such person paid a front-end sales charge or a contingent deferred sales charge and (2) the purchase of Fund shares occurs within 30 days of the redemption date. Viking Distributors may require written evidence of eligibility for this waiver. This waiver may be discontinued at any time in the discretion of the Trust or Viking Management.